Exhibit 10.24

Berkadia Loan No. 01-0085683 & 01-0086643
ENVIRONMENTAL INDEMNITY AGREEMENT
THIS ENVIRONMENTAL INDEMNITY AGREEMENT (this “Agreement”) is made as of February 27, 2015, by ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I BHGL OWNER, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I PXGL OWNER, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I GBGL OWNER, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I NFGL OWNER, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I MBGL 1000 OWNER, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I MBGL 950 OWNER, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I NTC OWNER, LP, a Delaware limited partnership, ARC HOSPITALITY PORTFOLIO I DLGL OWNER, LP, a Delaware limited partnership, and ARC HOSPITALITY PORTFOLIO I SAGL OWNER, LP, a Delaware limited partnership, each having an office at c/o American Realty Capital, 405 Park Avenue, New York, New York 10022 (each, a “Borrower”, and together with their respective permitted successors and assigns, collectively, “Borrowers”), AMERICAN REALTY CAPITAL HOSPITALITY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, and AMERICAN REALTY CAPITAL HOSPITALITY TRUST, INC., a Maryland corporation, each having an office at c/o American Realty Capital, 405 Park Avenue, New York, New York 10022, WHITEHALL STREET GLOBAL REAL ESTATE LIMITED PARTNERSHIP 2007, a Delaware limited partnership, and WHITEHALL PARALLEL GLOBAL REAL ESTATE LIMITED PARTNERSHIP 2007, a Delaware limited partnership, each having an office at c/o Goldman, Sachs & Co., 200 West Street, New York, NY 10282 (each, a “Non-Borrower Indemnitor”, and together with their respective permitted successors and assigns, collectively, “Non-Borrower Indemnitors”; and together with Borrowers, “Indemnitors”, and each, an “Indemnitor”), in favor of U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, having an office at c/o Berkadia Commercial Mortgage LLC, 323 Norristown Road, Suite 300, Ambler, Pennsylvania 19002 (together with its successors and/or assigns, “Indemnitee”) and the other Indemnified Parties (defined below).
RECITALS
1.Pursuant to a certain Assumption and Release Agreement dated as of the date hereof (the “Assumption Agreement”), Indemnitee is prepared to consent to the assumption (the “Assumption”) of a loan by Borrowers from W2007 Equity Inns Realty, LLC, a Delaware limited liability company, and W2007 Equity Inns Realty, L.P., a Delaware limited partnership (collectively,

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the “Original Borrower”), in the original principal amount of $865,000,000.00, which loan is evidenced by that certain (i) Promissory Note A-1, dated April 11, 2014 (together with all addenda, modifications, amendments, riders, exhibits and supplements thereto, the “A-1 Note”), from Original Borrower in the original principal amount of $519,000,000.00 (the “A-1 Loan”), and (ii) Promissory Note A-2, dated April 11, 2014 (together with all addenda, modifications, amendments, riders, exhibits and supplements thereto, the “A-2 Note” and together with the A-1 Note, the “Note”), from Original Borrower in the original principal amount of $346,000,000.00 (the “A-2 Loan” and together with the A-1 Loan, the “Loan”), each in favor of German American Capital Corporation, a Maryland corporation (“Original Indemnitee”). The Loan is evidenced by that certain Loan Agreement, dated as of April 11, 2014, as amended by that certain First Amendment to Loan Agreement, dated as of June 18, 2014 (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”), and secured by the Mortgage (as defined in the Loan Agreement) encumbering the Properties. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement, as amended by the Assumption Agreement.
2.Original Indemnitee assigned, sold and transferred its interest in the Loan and the Loan Documents to Indemnitee and Indemnitee is the current holder of all of Original Indemnitee’s interest in the Loan and Loan Documents.
3.Each Indemnitor acknowledges receipt and approval of copies of the Loan Documents.
4.Each Non-Borrower Indemnitor acknowledges that it owns, either directly or indirectly, a beneficial interest in Borrowers and, as a result of such beneficial interest, will receive substantial economic and other benefits from Indemnitee consenting to the Assumption of the Loan by Borrowers.
5.Indemnitee is unwilling to consent to the Assumption unless Indemnitors agree to provide the indemnification, representations, warranties, covenants and other matters described in this Agreement for the benefit of the Indemnified Parties.
6.Indemnitors are entering into this Agreement to induce Indemnitee to consent to the Assumption of the Loan by Borrowers.

AGREEMENT
NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitors hereby represent, warrant, covenant and agree for the benefit of the Indemnified Parties as follows:

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1.Environmental Representations and Warranties. Except as otherwise disclosed by those reports listed on Schedule I attached hereto and made a part hereof in respect of the Properties (referred to below collectively as the “Environmental Reports”), copies of which have been provided to Indemnitee and/or Original Indemnitee, to Indemnitor’s knowledge and except as would not have a material adverse effect individually or in the aggregate on the business or condition (financial or otherwise) of Borrower or any Individual Borrower, (a) there are no Hazardous Substances (defined below) or underground storage tanks in, on or under any Individual Property, except those that are both (i) in compliance with all Environmental Laws (defined below) and with any necessary permits issued pursuant thereto and (ii) fully disclosed to Indemnitee and/or Original Indemnitee in writing pursuant to the Environmental Reports; (b) there are no past, present or threatened Releases (defined below) of Hazardous Substances in, on, under or from any Individual Property which have not been remediated as required under Environmental Laws; (c) there is no threat of any Release of Hazardous Substances migrating to any Individual Property; (d) there is no past or present non-compliance with Environmental Laws, or with permits issued pursuant thereto, in connection with any Individual Property which has not been remediated as required under Environmental Laws; (e) none of Indemnitors know of, or have received, any written or oral notice or other communication from any Person (including, but not limited to, any Governmental Authority) relating to any Release or Remediation (defined below) of any Hazardous Substance, of possible liability of any Indemnitor pursuant to any Environmental Law, any other environmental conditions in connection with any Individual Property, or any actual or potential administrative or judicial proceedings in connection with any of the foregoing; (f) no Toxic Mold (as defined below) is present in the indoor air of any Individual Property at concentrations for which any Legal Requirement applicable to such Individual Property requires removal thereof by remediation professionals, and Indemnitors are not aware of any conditions at any Individual Property that are likely to result in the presence of Toxic Mold in the indoor air at concentrations for which any Legal Requirement applicable to such Individual Property would require such removal; and (g) Indemnitors have truthfully and fully provided to Indemnitee and/or Original Indemnitee, in writing, any and all material information relating to conditions in, on, under or from each Individual Property that is actually known to any Indemnitor and that is contained in the files and records of any Indemnitor, including, but not limited, to any reports relating to Hazardous Substances in, on, under or from each Individual Property and/or to the environmental condition of each Individual Property.
2.    Environmental Covenants. Each Indemnitor covenants and agrees that (a) all uses and operations on or of each Individual Property, whether by any of the Indemnitors or any other Person, shall be in compliance with all Environmental Laws and permits issued pursuant thereto; (b) there shall be no Releases of Hazardous Substances in, on, under or from any Individual Property (except in compliance with all applicable Environmental Laws and with permits issued pursuant thereto); (c) there shall be no Hazardous Substances in, on or under any Individual Property, except those that are both (i) in compliance with all applicable Environmental Laws and with any necessary permits issued pursuant thereto and (ii) fully disclosed to Indemnitee and/or Original Indemnitee in writing; (d) Indemnitors shall keep each Individual Property free and clear of all liens and other encumbrances imposed pursuant to any Environmental Law, whether due to any act or omission of any of the Indemnitors or any other Person (the “Environmental Liens”); provided, that after prior notice to Indemnitee, Indemnitors, at their own expense, may contest by appropriate legal proceeding, conducted in good faith and with due diligence, the amount or validity of any

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Environmental Liens, provided that (1) no Event of Default has occurred and remains uncured, (2) such proceeding shall be permitted under and be conducted in accordance with all applicable statutes, laws and ordinances, (3) no Individual Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, canceled or lost, (4) Indemnitors shall promptly upon final determination thereof pay the amount of any such Environmental Liens, together with all costs, interest and penalties which may be payable in connection therewith, (5) to insure the payment of such Environmental Liens, Indemnitors shall deliver to Indemnitee either (A) cash, or other security as may be approved by Indemnitee, in an amount equal to one hundred ten percent (110%) of the contested amount if such contested amount will be less than one million dollars ($1,000,000) or one hundred twenty five percent (125%) of such contested amount if such contested amount will be equal to or greater than one million dollars ($1,000,000), or (B) a payment and performance bond in an amount equal to one hundred percent (100%) of the contested amount from a surety acceptable to Indemnitee in its reasonable discretion, (6) failure to pay such Environmental Liens will not subject Indemnitee to any civil or criminal liability, (7) such contest shall not affect the ownership, use or occupancy of any Individual Property, and (8) Indemnitors shall, upon request by Indemnitee, give Indemnitee prompt notice of the status of such proceedings and/or confirmation of the continuing satisfaction of the conditions set forth in clauses (1) through (7) of this Section 2(d); (e) Indemnitors shall, at their sole cost and expense, fully and in a timely manner cooperate in all activities pursuant to Section 3 of this Agreement, including, but not limited to, providing all relevant information and making knowledgeable Persons available for interviews upon reasonable advance written request and at reasonable times and places; (f) Indemnitors shall, at their sole cost and expense, perform any environmental site assessment or other investigation of environmental conditions in connection with any Individual Property, pursuant to any reasonable written request of Indemnitee made in consideration of any environmental event or condition reasonably believed by Indemnitee to have occurred or to exist at any Individual Property (which request shall briefly describe the basis for Indemnitee’s belief) (including, but not limited to, sampling, testing and analysis of soil, water, air, building materials and other materials and substances whether solid, liquid or gas, such assessment or investigation to be in scope and nature appropriate to the suspected event or condition) that would be reasonably expected to have an adverse effect on any Individual Property or on the business or condition (financial or otherwise) of Borrower, and share with Indemnitee the reports and other results thereof, and Indemnitee and the other Indemnified Parties shall be entitled to rely on such reports and other results thereof; (g) Indemnitors shall, at their sole cost and expense, comply with all reasonable written requests of Indemnitee to (i) effectuate any required Remediation of any condition (including, but not limited to, a Release of a Hazardous Substance) in, on, under or from any Individual Property; (ii) comply with any applicable Environmental Law; and/or (iii) comply with any directive from any Governmental Authority having jurisdiction over the applicable Individual Property requiring any action relating to any environmental condition in, on, under, from or migrating toward such Individual Property; provided, that with respect to clauses (g)(ii) and (iii), after notice to Indemnitee, Indemnitors, at their own expense, may suspend, or cause to be suspended, such compliance and contest, or cause to be contested by appropriate legal proceeding, conducted in good faith and with due diligence, the applicability of any Environmental Law, provided that (1) no Event of Default has occurred and remains uncured, (2) such proceeding shall be permitted under and be conducted in accordance with all applicable statutes, laws and ordinances, (3) no Individual Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, canceled or lost, (4) Indemnitors

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shall promptly upon final determination thereof take all acts then necessary to comply with such Environmental Law, together with the payment of all costs, interest and penalties which may be payable in connection therewith, (5) to insure the performance of such legal obligations and the payment of all related costs, Indemnitors shall deliver to Indemnitee either (A) cash, or other security as may be approved by Indemnitee, in an amount equal to one hundred ten percent (110%) of the maximum costs and expenses that are reasonably expected to be incurred in connection with such proceeding, including costs of compliance if Indemnitors are required to do so (collectively, the “Maximum Cost”) if such Maximum Cost is less than one million dollars ($1,000,000) or one hundred twenty five percent (125%) of the Maximum Cost if such Maximum Cost is equal to or greater than one million dollars ($1,000,000), or (B) a payment and performance bond in an amount equal to one hundred percent (100%) of the Maximum Cost from a surety acceptable to Indemnitee in its reasonable discretion, (6) failure to comply with such Environmental Laws will not subject Indemnitee to any civil or criminal liability, (7) such contest shall not affect the ownership, use or occupancy of any Individual Property, and (8) Indemnitors shall, upon request by Indemnitee, give Indemnitee prompt notice of the status of such proceedings and/or confirmation of the continuing satisfaction of the conditions set forth in clauses (1) through (7) of this Section 2(g); (h) none of the Indemnitors shall do or knowingly allow any tenant or other user of any Individual Property to do any act that is in non-compliance with any applicable Environmental Law, impairs or may impair the value of any Individual Property, is contrary to any requirement of any insurer, constitutes a public or private nuisance, constitutes waste or violates any covenant, condition, agreement or easement applicable to any Individual Property; (i) if following the date hereof, it is determined that any Individual Property contains paint containing more than 0.5% lead by dry weight (“Lead Based Paint”), present in violation of any Environmental Law and not previously disclosed in the Environmental Reports, Indemnitors agree, at their sole cost and expense and within forty-five (45) days thereafter, to cause to be prepared an assessment report describing the location and condition of the Lead Based Paint (a “Lead Based Paint Report”), prepared by an expert, and in form, scope and substance, acceptable to Indemnitee; (j) if following the date hereof, it is determined that any Individual Property contains asbestos or asbestos-containing material (“Asbestos”) present in violation of any Environmental Law and not previously disclosed in the Environmental Reports, Borrowers shall at their sole cost and expense and within forty-five (45) days thereafter, to cause to be prepared an assessment report describing the location and condition of the Asbestos (an “Asbestos Report”), prepared by an expert, and in form, scope and substance, acceptable to Indemnitee; (k) if a Lead Based Paint Report or Asbestos Report is required to be prepared pursuant to clauses (i) or (j) of this Section 2, on or before thirty (30) days following the preparation of such report, Indemnitors shall, at their sole cost and expense, develop and implement an operations and maintenance plan to manage such condition(s) on the applicable Individual Property, which plan shall be prepared by an expert, and be in form, scope and substance, acceptable to Indemnitee (together with any Lead Based Paint Report and/or Asbestos Report, as applicable, the “O&M Plan”), and if an O&M Plan has been prepared prior to the date hereof, Indemnitors agree to diligently and continually carry out (or cause to be carried out) the provisions thereof, it being understood and agreed that compliance with the O&M Plan shall require or be deemed to require, without limitation, the proper preparation and maintenance of all records, papers and forms required under the Environmental Laws; (1) in the event that any inspection or audit reveals the presence of Toxic Mold in the indoor air of any Individual Property at concentrations for which any Legal Requirement applicable to such Individual Property requires removal thereof by remediation

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professionals, Indemnitors shall promptly remediate the Toxic Mold and perform post-remedial clearance sampling in accordance with said Legal Requirement and applicable Environmental Law, following which abatement of the Toxic Mold, Indemnitors shall prepare and implement an Operations and Maintenance Plan for Toxic Mold and Moisture reasonably acceptable to Indemnitee and in accordance with the guidelines issued by the National Multi Housing Council; and (m) Indemnitors shall promptly notify Indemnitee in writing of (A) any presence or Release or threatened Release of Hazardous Substances in, on, under, from or migrating towards any Individual Property in material violation of, or as might be reasonably expected to result in material liability under, any Environmental Law; (B) material non-compliance with any Environmental Laws related in any way to any Individual Property; (C) any actual or threatened Environmental Lien; (D) any required or proposed Remediation of environmental conditions relating to any Individual Property; and/or (E) any written or oral notice or other communication of which any Indemnitor becomes aware from any source whatsoever (including, but not limited to, any Governmental Authority) relating to a material or unlawful Release, or threatened Release, of Hazardous Substances or Remediation thereof, possible liability of any Person pursuant to any Environmental Law concerning any Individual Property or the Property, other environmental conditions in connection with any Individual Property or any actual or threatened administrative or judicial proceedings in connection with any environmental matters referred to in this Agreement.
3.    Indemnified Rights/Cooperation and Access. In the event the Indemnified Parties have a reasonable basis to believe that an environmental hazard exists on any Individual Property, other than conditions expressly disclosed in the Environmental Reports, that does not (a) endanger any tenants or other occupants of such Individual Property or their guests or the general public, or (b) materially and adversely affect the value of such Individual Property, upon reasonable written notice from the Indemnitee, describing in reasonable detail the basis for such belief, Indemnitors shall, at Indemnitors’ sole cost and expense, promptly cause an engineer or consultant reasonably satisfactory to the Indemnified Parties to conduct an environmental assessment or audit of such hazard (the scope of which shall be determined in the reasonable discretion of the Indemnified Parties) and take any samples of soil, groundwater or other water, air or building materials or any other invasive testing reasonably determined by Indemnitee to be required to assess such condition and promptly deliver to Indemnitee the results of any such assessment, audit, sampling or other testing; provided, however, if such results are not delivered to Indemnitee within a reasonable period or if the Indemnified Parties have reason to believe that an environmental hazard exists on such Individual Property that endangers any tenant or other occupant of such Individual Property or their guests or the general public or may materially and adversely affect the value of such Individual Property, upon reasonable notice to Indemnitors, the Indemnified Parties and any other Person designated by the Indemnified Parties, including, but not limited to, any receiver, any representative of any Governmental Authority and/or any environmental consultant, shall have the right, but not the obligation, to enter upon such Individual Property at all reasonable times (subject to the rights of tenants) to assess any and all aspects of the environmental condition of such Individual Property and its use, including, but not limited to, conducting any environmental assessment or audit (the scope of which shall be determined in the sole, but good faith discretion of the Indemnified Parties) and taking samples of soil, groundwater or other water, air or building materials and reasonably conducting other invasive testing, reasonably determined by the Indemnified Parties to be required to assess the condition. Indemnitors shall cooperate with and provide, upon advance notice to each

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of them, the Indemnified Parties and any such Person designated by the Indemnified Parties with access to each Individual Property.
4.    Indemnification. Indemnitors covenant and agree, at their sole cost and expense, to protect, defend, indemnify, release and hold Indemnified Parties harmless from and against any and all Losses (defined below) imposed upon, or incurred by, or asserted against, any Indemnified Parties and directly or indirectly arising out of or relating to any one or more of the following: (a) any presence of any Hazardous Substances in, on, above or under any Individual Property; (b) any past, present or threatened Release of Hazardous Substances in, on, above, under or from any Individual Property; (c) any activity by any of the Indemnitors, any Person affiliated with any of the Indemnitors and/or any tenant or other user of any Individual Property in connection with any actual, proposed or threatened use, treatment, storage, holding, existence, disposition or other Release, generation, production, manufacturing, processing, refining, control, management, abatement, removal, handling, transfer or transportation to or from such Individual Property of any Hazardous Substances at any time located in, under, on or above such Individual Property; (d) any activity by any of the Indemnitors, any Person affiliated with any of the Indemnitors and/or any tenant or other user of any Individual Property in connection with any actual or proposed Remediation of any Hazardous Substances at any time located in, under, on or above such Individual Property, whether or not such Remediation is voluntary or pursuant to court or administrative order, including, but not limited to, any removal, remedial or corrective action; (e) any past, present or threatened non-compliance or violation of any Environmental Law (or of any permit issued pursuant to any Environmental Law) in connection with any Individual Property or operations thereon, including, but not limited to, any failure by any of the Indemnitors, any Person affiliated with any of the Indemnitors and/or any tenant or other user of such Individual Property to comply with any order of any Governmental Authority in connection with any Environmental Laws; (f) the imposition, recording or filing or the threatened imposition, recording or filing of any Environmental Lien encumbering any Individual Property; (g) any administrative processes or proceedings or judicial proceedings in any way connected with any matter addressed in this Agreement; (h) [intentionally omitted]; (i) any acts of any of the Indemnitors, any Person affiliated with any of the Indemnitors and/or any tenant or other user of any Individual Property in arranging for the disposal or treatment, or arranging with a transporter for transport for the disposal or treatment, of Hazardous Substances in, on, above or under any Individual Property at any facility or incineration vessel containing such or similar Hazardous Substances; (j) any acts of any of the Indemnitors, any Person affiliated with any of the Indemnitors and/or any tenant or other user of any Individual Property in accepting any Hazardous Substances in, on, above or under any Individual Property for transport to disposal or treatment facilities, incineration vessels or sites from which there is a Release or a threatened Release of any Hazardous Substance which causes the incurrence of costs for Remediation; (k) any personal injury, wrongful death or property or other damage arising under any statutory or common law or tort law theory, in each case, with respect to environmental matters concerning any Individual Property, including, but not limited to, damages assessed for private or public nuisance or for the conducting of an abnormally dangerous activity on or near any Individual Property; and (l) any misrepresentation or inaccuracy in any representation or warranty contained in this Agreement or material breach or failure to perform any covenants or other obligations pursuant to this Agreement.

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Notwithstanding the provisions of this Agreement to the contrary, the foregoing indemnity shall not apply to Losses caused solely by the gross negligence or willful misconduct of any Indemnified Party.
5.    Duty to Defend and Attorneys’ and Other Fees and Expenses. Upon written request by any Indemnified Party, Indemnitors shall defend such Indemnified Party(ies) against any claim for which indemnification is required hereunder (if requested by any Indemnified Party, in the name of the Indemnified Party), by attorneys and other professionals reasonably approved by the Indemnified Parties. Notwithstanding the foregoing, if the defendants in a claim include an Indemnitor (or any affiliate of an Indemnitor) and any Indemnified Party shall have reasonably concluded that (A) there are legal defenses available to it that are materially different from or in addition to those available to such Indemnitor (or such Affiliate of such Indemnitor), or (B) the use of the attorneys engaged by such Indemnitor (or such affiliate of Indemnitor) would present such attorneys with a conflict of interest, Indemnified Parties may, in their sole and absolute discretion, engage their own attorneys and other professionals to defend or assist them, and, at the option of Indemnified Parties, their attorneys shall control the resolution of any claim or proceeding; provided that no compromise or settlement shall be entered without Indemnitors’ consent, which consent shall not be unreasonably withheld. Upon demand, Indemnitors shall pay or, in the sole and absolute discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of the reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.
6.    Definitions. As used in this Agreement, the following terms shall have the following meanings:
The term “Environmental Laws” means any present and future federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law, relating to protection of human health or the environment, relating to Hazardous Substances and/or relating to liability for or costs of other actual or threatened danger to human health or the environment. The term “Environmental Laws” includes, but is not limited to, the following statutes, as amended, any successor thereto, and any regulations promulgated pursuant thereto, and any state or local statutes, ordinances, rules, regulations and the like addressing similar issues: the Comprehensive Environmental Response, Compensation and Liability Act; the Emergency Planning and Community Right-to-Know Act; the Hazardous Substances Transportation Act; the Resource Conservation and Recovery Act (including, but not limited to, Subtitle I relating to underground storage tanks); the Solid Waste Disposal Act; the Clean Water Act; the Clean Air Act; the Toxic Substances Control Act; the Safe Drinking Water Act; the Occupational Safety and Health Act; the Federal Water Pollution Control Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Endangered Species Act; the National Environmental Policy Act; the River and Harbors Appropriation Act; and those relating to Lead Based Paint. The term “Environmental Laws” also includes, but is not limited to, any present and future federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law, conditioning transfer of property upon a negative declaration or other approval of a Governmental Authority of the environmental condition of any Individual Property; requiring notification or disclosure of Releases of Hazardous Substances or other environmental condition of a property to any Governmental Authority or other Person,

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whether or not in connection with any transfer of title to or interest in such property; imposing conditions or requirements in connection with environmental permits or other environmental authorization for lawful activity; relating to nuisance, trespass or other causes of action related to the physical condition or use of any Individual Property; and relating to wrongful death, personal injury or property or other damage in connection with any physical condition or use of any Individual Property.
The term “Hazardous Substances” includes, but is not limited to, any and all substances (whether solid, liquid or gas) defined, listed or otherwise classified as pollutants, hazardous wastes, hazardous substances, hazardous materials, extremely hazardous wastes or words of similar meaning or regulatory effect under any present or future Environmental Laws or that may have a negative impact on human health or the environment, including, but not limited to, petroleum and petroleum products, asbestos and asbestos-containing materials, polychlorinated biphenyls, lead, and lead-containing materials, radon, radioactive materials, flammables and explosives, Lead Based Paint and Toxic Mold. Notwithstanding anything to the contrary contained herein, the term “Hazardous Substances” will not include substances which otherwise would be included in such definition but which are of kinds and in amounts ordinarily and customarily used or stored in similar properties, including, without limitation substances used for the purposes of cleaning, maintenance, or operations, substances typically used in construction, and typical products used in properties like the Properties, and which are otherwise in compliance with all Environmental Laws. Furthermore, the term “Hazardous Substances” will not include substances which otherwise would be included in such definition but which are of kinds and in amounts ordinarily and customarily stocked and sold by tenants operating retail businesses of the types operated by the Tenants and which are otherwise in compliance with all Environmental Laws.
The term “Indemnified Parties” includes Indemnitee, any Person who is or will have been involved in the origination of the Loan, any Person who is or will have been involved with the servicing of the Loan, any Person in whose name the encumbrance created by the Mortgage is or will have been recorded, Persons who may hold or acquire or will have held a full or partial interest in the Loan (including, but not limited to, Investors (as hereinafter defined) and/or prospective Investors, as well as custodians, trustees and other fiduciaries who hold or have held a full or partial interest in the Loan for the benefit of third parties), as well as the respective directors, officers, shareholders, partners, members, employees, agents, servants, representatives, contractors, subcontractors, affiliates, subsidiaries, participants, successors and assigns of any and all of the foregoing (including, but not limited to, any other Person who holds or acquires or will have held a participation or other full or partial interest in the Loan or any Individual Property, whether during the term of the Loan or as a part of, or following a foreclosure of, the Loan and including, but not limited to, any successors by merger, consolidation or acquisition of all or a substantial portion of Indemnitee’s assets and business), but shall not include any Person who acquires the Property at any time after the completion of a foreclosure, sale by power of sale, or deed in lieu of foreclosure, and any Person claiming by, through or under such acquirer, in their capacity as such.
The term “Investors” means collectively, any purchaser, transferee, assignee, servicer, participant or investor or any credit rating agency.

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The term “Legal Action” means any claim, suit or proceeding, whether administrative or judicial in nature.
The term “Losses” includes any actual losses, damages, costs, fees, expenses, claims, suits, judgments, awards, liabilities (including, but not limited to, strict liabilities), obligations, debts, diminutions in value, fines, penalties, charges, costs of Remediation (whether or not performed voluntarily), amounts paid in settlement, foreseeable and unforeseeable consequential damages, litigation costs, reasonable fees of attorneys, engineers and environmental consultants and investigation costs (including, but not limited to, costs for sampling, testing and analysis of soil, water, air, building materials and other materials and substances, whether solid, liquid or gas), of whatever kind or nature, and whether or not incurred in connection with any judicial or administrative proceedings, actions, claims, suits, judgments or awards.
The term “Non-Borrower Indemnitor Affiliate” shall mean any Non-Borrower Indemnitor, and any Person that either (or both) (a) is in Control of, is Controlled by or is under common Control with (i) any Non-Borrower Indemnitor or (ii) any general partner or managing member of, or other Person or Persons Controlling, any Non-Borrower Indemnitor (each a “Clause (a) Person”), or (b) is either (1) a Person that owns directly or indirectly thirty-five percent (35%) or more of the direct or indirect equity interests in any Non-Borrower Indemnitor or any other Clause (a) Person, or (2) a Person with respect to which either (or a combination) of the Non-Borrower Indemnitors directly or indirectly owns thirty-five percent (35%) or more of the direct or indirect equity interests in such Person, or (3) a Person with respect to which any combination of Non-Borrower Indemnitors and Clause (a) Persons own, directly or indirectly, fifty-one percent (51%) or more of the direct or indirect voting equity interests in such Person; provided, however, that, notwithstanding the foregoing, (I) no Person shall be deemed to be a Non-Borrower Indemnitor Affiliate (x) to the extent Controlled by a Controlling Mezzanine Lender in the exercise of its Direct Control Remedies or (y) in connection with or by virtue solely of any direct or indirect interest in Transferee Borrower or Indirect Transferee and (II) in no event shall either Goldman Sachs Mortgage Company or GS Commercial Real Estate LP be deemed a Non-Borrower Indemnitor Affiliate. In addition to, and without limiting, the foregoing, if a direct or indirect interest in a Mezzanine Loan is held by a Non-Borrower Indemnitor Affiliate, the related Mezzanine Lender will be deemed a Non-Borrower Indemnitor Affiliate unless such Non-Borrower Indemnitor Affiliate is a Disabled Participant (as defined below) and one or more other holders of substantial interests in such Mezzanine Loan that are not Non-Borrower Indemnitor Affiliates control the administration of such Mezzanine Loan and the enforcement of the rights and remedies of such Mezzanine Lender. A Non-Borrower Indemnitor Affiliate is a “Disabled Participant” with respect to a Mezzanine Loan if it has no right to exercise any voting or other control rights with respect to such Mezzanine Loan (other than the right to approve amendments to the material economic terms of such Mezzanine Loan).
The term “Release” with respect to any Hazardous Substance includes, but is not limited to, any release, deposit, discharge, emission, leaking, leaching, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Substances.

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The term “Remediation” includes, but is not limited to, any response, remedial, removal, or corrective action; any activity to clean up, detoxify, decontaminate, contain or otherwise remediate any Hazardous Substance; any actions to prevent, cure or mitigate any Release of any Hazardous Substance (including, with respect to Toxic Mold, providing any moisture control systems at any Individual Property); any action to comply with any Environmental Laws or with any permits issued pursuant thereto; any inspection, investigation, study, monitoring, assessment, audit, sampling and testing or laboratory or other analysis or evaluation relating to any Hazardous Substances or to any environmental matter referred to herein.
The term “Toxic Mold” means fungi that reproduces through the release of spores or the splitting of cells or other means that may pose a risk to human health or the environment or negatively affect the value of any Individual Property, including, but not limited to, mold, mildew, fungi, fungal spores, fragments and metabolites such as mycotoxins and microbial volatile organic compounds.
7.    Unimpaired Liability. The liability of Indemnitors under this Agreement shall in no way be limited or impaired by, and each Indemnitor hereby consents to and agrees to be bound by, any amendment or modification of the provisions of the Note, the Loan Agreement, the Mortgage, the Assumption Agreement or any other Loan Document to or with Indemnitee by one or more of the Borrowers or any Person who succeeds one or more of the Borrowers or any Person as owner of any Individual Property (subject to the express provisions of Section 9 hereof). In addition, the liability of Indemnitors under this Agreement shall in no way be limited or impaired by (i) any extensions of time for performance required by the Note, the Loan Agreement, the Mortgage, the Assumption Agreement or any of the other Loan Documents, (ii) unless a substitute Indemnitor acceptable to Indemnitee in accordance with the Loan Agreement has agreed in writing to be bound by the terms of this Agreement, but subject to Section 9 and Section 10 hereof, any sale or transfer of all or part of any Individual Property, or any sale or other assignment by any Non-Borrower Indemnitor of its direct or indirect ownership interests in any Borrower, (iii) except as provided herein, any exculpatory provision in the Note, the Loan Agreement, the Mortgage, the Assumption Agreement or any of the other Loan Documents limiting Indemnitee’s recourse to the Properties or to any other security for the Note, or limiting Indemnitee’s rights to a deficiency judgment against any of the Indemnitors, (iv) the accuracy or inaccuracy of the representations and warranties made by Borrowers under the Note, the Loan Agreement, the Mortgage, the Assumption Agreement or any of the other Loan Documents or herein, (v) the release of any of the Indemnitors (including, if applicable, Borrowers) or any other Person from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the other Loan Documents, by operation of law, Indemnitee’s voluntary act, or otherwise, (vi) the release or substitution in whole or in part of any security for the Note, or (vii) Indemnitee’s failure to record the Mortgage, the Assumption Agreement or file any of the UCC financing statements (or Indemnitee’s improper recording or filing of any thereof) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Note; and, in any such case, whether with or without notice to any of the Indemnitors and with or without consideration.
8.    Enforcement. The Indemnified Parties may enforce the obligations of Indemnitors without first resorting to or exhausting any security or collateral or without first having recourse to the Note, the Loan Agreement, the Mortgage, the Assumption Agreement or any other Loan

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Documents or any of portion of any Individual Property, through foreclosure proceedings or otherwise, provided, however, that nothing herein shall inhibit or prevent Indemnitee from suing on the Note, foreclosing or exercising any power of sale under the Mortgage or exercising any other rights and remedies thereunder, subject to the terms of the Loan Agreement. This Agreement is not collateral or security for the Obligations of Borrowers pursuant to the Loan Agreement, unless Indemnitee expressly elects in writing to make this Agreement additional collateral or security for such Obligations of Borrowers pursuant to the Loan Agreement, which Indemnitee is entitled to do in its sole and absolute discretion. It is not necessary for an Event of Default to have occurred pursuant to and as defined in the Mortgage or the Loan Agreement for Indemnified Parties to exercise their rights pursuant to this Agreement. Notwithstanding any provision of the Loan Agreement to the contrary, the obligations of each Indemnitor pursuant to this Agreement are exceptions to any non-recourse or exculpation provision of the Loan Agreement; and each Indemnitor expressly acknowledges and agrees that it is fully and personally liable for such obligations, and such liability is not limited to the original or amortized principal balance of the Loan or the value of the Properties.
9.    Limitations on Liability of Non-Borrower Indemnitors.
(a)    Notwithstanding anything to the contrary herein or in the other Loan Documents, in the event of:
(i)    any foreclosure upon a Mezzanine Loan Default by a Mezzanine Lender that is not a Non-Borrower Indemnitor Affiliate of the direct ownership interests in the Borrowers, the SPC Party or any Mezzanine Borrower pledged as collateral for a Mezzanine Loan pursuant to the Mezzanine Loan Documents, any transfer in lieu of foreclosure of the equity pledged as collateral for any Mezzanine Loan to, on behalf of or for the account of any Mezzanine Lender that is not a Non-Borrower Indemnitor Affiliate (any such foreclosure or transfer-in-lieu thereof, a “Mezzanine Divestment”), with the result that neither of the Non-Borrower Indemnitors nor any other Non-Borrower Indemnitor Affiliate (excluding any Loan Party who as a result of such Mezzanine Divestment is no longer Controlled by either of the Non-Borrower Indemnitors or any other Non-Borrower Indemnitor Affiliate) shall have Control of, any one or more of the Borrowers (each such Borrower, a “Divested Borrower”), or
(ii)    any foreclosure (whether judicially or non judicially by private sale or trustee’s sale) of any Mortgage, (B) any transfer in lieu of foreclosure to, on behalf of or for the account of Lender or a receiver, trustee, liquidator, conservator or other third-party appointed by, on behalf of or for the account of Lender taking control of any Individual Property (any such foreclosure, foreclosure sale, transfer in lieu of foreclosure or appointment, a “Mortgage Divestment”), with the result, in any such case, that neither of the Non-Borrower Indemnitors nor any other Non-Borrower Indemnitor Affiliate shall have the power to direct the management of, any one or more of the Properties thereby foreclosed, transferred or controlled (each such Property, a “Divested Property”), then, in such cases, Non-Borrower Indemnitors shall not have any liability under the Loan Documents for any Losses arising from any circumstance, condition, action or event with respect to any such Divested Property or Divested Borrower first occurring after the date of the Mortgage

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Divestment or Mezzanine Divestment, as applicable, and not caused by the acts of either of the Non-Borrower Indemnitors or any other Non-Borrower Indemnitor Affiliate, or any Loan Party (excluding any Loan Party who as a result of a Mezzanine Divestment is no longer Controlled by either of the Non-Borrower Indemnitors or any other Non-Borrower Indemnitor Affiliate); provided that Non-Borrower Indemnitors shall remain liable hereunder for any Losses to the extent arising from any action or event occurring with respect to any such Divested Property or Divested Borrower prior to the date of the Mortgage Divestment or Mezzanine Divestment, as applicable.
(b)    In the event that a Permitted Direct Assumption or Permitted Indirect Assumption, shall occur in accordance with Section 7.1 of the Loan Agreement, and Lender receives in connection therewith a replacement guaranty and replacement environmental indemnity (collectively, the “Assumption Replacement Guaranty”) in satisfaction of the condition in Section 7.1(a)(xiii) or Section 7.1(b)(xi) of the Loan Agreement, as applicable, Lender shall execute and deliver a release of Non-Borrower Indemnitors for any Losses arising from any circumstance, condition, action or event first occurring after the effective date of such Assumption Replacement Guaranty (the “Assumption Release Date”) to the extent the same is not caused by either of the Non-Borrower Indemnitors or any Non-Borrower Indemnitor Affiliate (it being understood that circumstances, conditions, actions or events caused by or on behalf of any Transferee Borrower or Indirect Transferee shall be deemed to not have been caused by any Non-Borrower Indemnitor or any Non-Borrower Indemnitor Affiliate); provided, however, that Non-Borrower Indemnitors shall remain liable hereunder for any Losses arising from any action or event occurring prior to the Assumption Release Date.
(c)    In the event that a Mezzanine Loan Default shall exist with respect to a Mezzanine Loan and the related Mezzanine Lender is not a Non-Borrower Indemnitor Affiliate and such related Mezzanine Lender, pursuant to the exercise of remedies under the Mezzanine Loan Documents, (i) exercises direct voting Control, by power of attorney or other exercise of voting power with respect to the ownership interests of the applicable Borrowers, SPC Party or Mezzanine Borrower pledged to such Mezzanine Lender as collateral for its Mezzanine Loan under the related Mezzanine Loan Documents, of such ownership interests in the applicable Borrowers, SPC Party or Mezzanine Borrower so pledged as collateral for such Mezzanine Loan, or (ii) appoints a receiver, trustee, liquidator, conservator or other third-party that is not a Non-Borrower Indemnitor Affiliate to take control of the equity pledged as collateral for such Mezzanine Loan (the “Direct Control Remedies”, and such Mezzanine Lender, or such receiver, trustee, liquidator, conservator or other third-party appointed by such Mezzanine Lender, exercising such Direct Control Remedies, the “Controlling Mezzanine Lender”), Non-Borrower Indemnitors shall not have liability hereunder for the actions that such Controlling Mezzanine Lender, in the exercise of its Direct Control Remedies, causes any Borrower, the SPC Party or any Mezzanine Borrower to take (“Mezzanine Lender Controlled Actions”) if such Mezzanine Lender Controlled Actions are taken without consent of or collusion with, either of the Non-Borrower Indemnitors or any Non-Borrower Indemnitor Affiliate.
10.    Survival. Except as expressly provided to the contrary in Section 9 hereof, the obligations and liabilities of each Indemnitor under this Agreement shall fully survive indefinitely, notwithstanding any termination, satisfaction, assignment, entry of a judgment of foreclosure,

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exercise of any power of sale or delivery of a deed in lieu of foreclosure of the Mortgage. Notwithstanding the foregoing, the indemnification obligations of Indemnitor hereunder shall terminate three (3) years after the payment in full (or, if later, after delivery of the Environmental Report described in this sentence), in accordance with the Loan Agreement, of the Debt solely as to an Individual Property as to which at the time of such payment (or at any time thereafter) Indemnitee has been furnished an updated Environmental Report in form and substance, and from an environmental consultant, reasonably acceptable to Indemnitee and acceptable to the Rating Agencies, which updated Environmental Report discloses, as of the date of such repayment (or, if later, the date of the delivery thereof), no actual or threatened (other than as disclosed in the Environmental Report delivered to Indemnitee by Indemnitor in connection with the origination of the Loan) (A) non-compliance with or violation of applicable Environmental Laws (or permits issued pursuant to Environmental Laws) in connection with any Individual Property or operations thereon, which has not been cured in accordance with applicable Environmental Laws, (B) Environmental Liens encumbering any Individual Property, (C) administrative processes or proceedings or judicial proceedings concerning any environmental matter addressed in this Agreement, or (D) unlawful presence or Release of Hazardous Substances in, on, above or under any Individual Property that has not been fully remediated as required by applicable Environmental Laws.
11.    Interest. Any amounts payable to any Indemnified Parties under this Agreement shall become immediately due and payable on demand and, if not paid within thirty (30) days of such demand therefor, shall bear interest at the Default Rate.
12.    Waivers.
(a)    Each Indemnitor hereby waives and relinquishes (i) any right or claim of right to cause a marshaling of any Indemnitor’s assets or to cause Indemnitee or any other Indemnified Party to proceed against any of the security for the Loan before proceeding under this Agreement against any Indemnitor; (ii) all rights and remedies accorded by applicable law to indemnitors or guarantors generally, including any rights of subrogation which any Indemnitor may have, provided that the indemnity provided for hereunder shall neither be contingent upon the existence of any such rights of subrogation nor subject to any claims or defenses whatsoever which may be asserted in connection with the enforcement or attempted enforcement of such subrogation rights, including, without limitation, any claim that such subrogation rights were abrogated by any acts of Indemnitee or any other Indemnified Party; (iii) the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against or by Indemnitee or any other Indemnified Party; (iv) notice of acceptance hereof and of any action taken or omitted in reliance hereon; (v) presentment for payment, demand of payment, protest or notice of nonpayment or failure to perform or observe, or other proof, or notice or demand; and (vi) all homestead exemption rights against the obligations hereunder and the benefits of any statutes of limitations or repose. Notwithstanding anything to the contrary contained herein, each Indemnitor hereby agrees to postpone the exercise of any rights of subrogation with respect to any collateral securing the Obligations until the Debt shall have been paid in full.

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Berkadia Loan No. 01-0085683 & 01-0086643
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(b)    EACH INDEMNITOR AND EACH INDEMNIFIED PARTY, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF, HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND FOREVER WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST, WITH REGARD TO THIS AGREEMENT, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY EACH INDEMNITOR AND INDEMNIFIED PARTY AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH PARTY IS HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY EACH INDEMNITOR AND INDEMNIFIED PARTY.
13.    Subrogation. Each Indemnitor hereby agrees that it shall take any and all commercially reasonable actions, including the institution of legal action against third parties, necessary or appropriate to obtain reimbursement, payment or compensation from such Persons responsible for the presence of any Hazardous Substances at, in, on, under or near any Individual Property or otherwise obligated by law to bear the cost. The Indemnified Parties shall be and hereby are subrogated to all of each Indemnitor’s rights now or hereafter in such claims.
14.    Indemnitors’ Representations and Warranties. Each Indemnitor represents and warrants that:
(a)    it has the full power and authority to execute and deliver this Agreement and to perform its obligations hereunder; the execution, delivery and performance of this Agreement by such Indemnitor has been duly and validly authorized; and all requisite action has been taken by such Indemnitor to make this Agreement valid and binding upon such Indemnitor, enforceable in accordance with its terms;
(b)    its execution of, and compliance with, this Agreement is in the ordinary course of business of such Indemnitor and will not result in the breach of any term or provision of the charter, by-laws, partnership, operating or trust agreement or other governing instrument of such Indemnitor or result in the breach of any term or provision of, or conflict with or constitute a default under, or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which such Indemnitor or any Individual Property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which such Indemnitor or any Individual Property is subject;
(c)    to the best of such Indemnitor’s knowledge, there is no action, suit, proceeding or investigation pending or threatened against it which, either in any one instance or in the aggregate, would be reasonably likely to result in any material adverse change in the business, operations, financial condition, properties or assets of such Indemnitor, or in any material impairment of the right or ability of such Indemnitor to carry on its business substantially as now conducted, or in any material liability on the part of such Indemnitor, or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations

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Environmental Indemnity Agreement
Berkadia Loan No. 01-0085683 & 01-0086643
117611427_7

of such Indemnitor contemplated herein, or which would be likely to impair materially the ability of such Indemnitor to perform under the terms of this Agreement;
(d)    it does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;
(e)    to the best of such Indemnitor’s knowledge, no approval, authorization, order, license or consent of, or registration or filing with, any Governmental Authority or other Person, and no approval, authorization or consent of any other Person, that has not been obtained as of the execution hereof, is required in connection with this Agreement; and
(f)    this Agreement constitutes a valid, legal and binding obligation of such Indemnitor, enforceable against it in accordance with the terms hereof, subject to bankruptcy, insolvency and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
15.    No Waiver. No delay by any Indemnified Party in exercising any right, power or privilege under this Agreement shall operate as a waiver of any such privilege, power or right.
16.    Notice of Legal Actions. Each party hereto shall, within five (5) Business Days of receipt thereof, give written notice to the other parties hereto of (i) any notice, advice or other communication from any Governmental Authority or any source whatsoever with respect to the presence or potential presence of Hazardous Substances on, from or affecting any Individual Property in violation of applicable Environmental Laws, and (ii) any legal action brought against such party or related to any Individual Property, with respect to which Indemnitors may have liability under this Agreement. Such notice shall comply with the provisions of Section 17 hereof.
17.    Notices. All notices, demands, requests, consents, approvals or other communications (any of the foregoing, a “Notice”) required, permitted or desired to be given hereunder shall be in writing and shall be sent by telefax (with answer back acknowledged) or by registered or certified mail, postage prepaid, return receipt requested, or delivered by hand or by reputable overnight courier, addressed to the party to be so notified at its address hereinafter set forth, or to such other address as such party may hereafter specify in accordance with the provisions of this Section 17. Any Notice shall be deemed to have been received: (a) three (3) days after the date such Notice is mailed, (b) on the date of sending by telefax if sent during business hours on a Business Day (otherwise on the next Business Day), (c) on the date of delivery by hand if delivered during business hours on a Business Day (otherwise on the next Business Day), and (d) on the next Business Day if sent by an overnight commercial courier, in each case addressed to the parties as follows:

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Environmental Indemnity Agreement
Berkadia Loan No. 01-0085683 & 01-0086643
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If to Indemnitee:
U.S. Bank National Association, as Trustee for the Registered Holders of EQTY 2014-INNS Mortgage Trust, Commercial Mortgage Pass-Through Certificates
c/o Berkadia Commercial Mortgage LLC
323 Norristown Road, Suite 300
Ambler, PA 19002
Attention: Client Relations Manager for
                   Loan Nos. 01-0085683 & 01-0086643
Facsimile No.: __________________________

with a copy to:	Dilworth Paxson LLP 1500 Market Street, 3500E Philadelphia, PA 19102 Attention: Ajay Raju, Esq. Facsimile No.: (215) 575-7200
If to Borrowers:	c/o American Realty Capital 405 Park Avenue New York, New York 10022 Facsimile No.: (212) 421-5799
with a copy to:	Goodwin Procter LLP 53 State Street Boston, MA 02109 Attn: Samuel L. Richardson, Esq. Facsimile No.: (617) 523-1231
If to Non-Borrower Indemnitors:
Whitehall Street Global Real Estate Limited Partnership 2007 and Whitehall Parallel Global Real Estate Limited Partnership 2007
c/o Goldman Sachs & Co.
200 West Street
New York, New York 10282
Facsimile No.: (972) 368-3699

American Realty Capital Hospitality Operating Partnership, L.P. and
American Realty Capital Hospitality Trust, Inc.
c/o American Realty Capital
405 Park Avenue
New York, New York 10022
Facsimile No.: (212) 421-5799

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Environmental Indemnity Agreement
Berkadia Loan No. 01-0085683 & 01-0086643
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with a copy to:
Whitehall Street Global Real Estate Limited Partnership 2007
c/o Goldman, Sachs & Co.
200 West Street
New York, New York 10282
Attention: Chief Financial Officer
Facsimile No.: (212) 357-5505

Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
Attention: Anthony J. Colletta, Esq.
Facsimile No. (212) 291-9029

Goodwin Procter LLP
53 State Street
Boston, MA 02109
Attn: Samuel L. Richardson, Esq.
Facsimile No.: (617) 523-1231

Any party may change the address to which any such Notice is to be delivered by furnishing ten (10) days’ written notice of such change to the other parties in accordance with the provisions of this Section 17. Notices shall be deemed to have been given on the date set forth above, even if there is an inability to actually deliver any Notice because of a changed address of which no Notice was given or there is a rejection or refusal to accept any Notice offered for delivery. Notice for any party may be given by its respective counsel. Additionally, Notice from Indemnitee may also be given by Servicer.
18.    Duplicate Originals; Counterparts. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.
19.    No Oral Change. This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of any Indemnitor or any Indemnified Party, but only by an agreement in writing signed by the party or parties against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.
20.    Headings, Etc. The headings and captions of various sections of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.
21.    Number and Gender/Successors and Assigns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the Person or Persons referred to may require. Without limiting the effect of specific references

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Environmental Indemnity Agreement
Berkadia Loan No. 01-0085683 & 01-0086643
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in any provision of this Agreement, the term “Indemnitor” shall be deemed to refer to each and every Person constituting an Indemnitor from time to time, as the sense of a particular provision may require, and to include the heirs, executors, administrators, legal representatives, successors and permitted assigns of each Indemnitor, all of whom shall be bound by the provisions of this Agreement. Each reference herein to Indemnitee shall be deemed to include its successors and assigns; provided that no obligation of any Indemnitor may be assigned except in accordance with the Loan Agreement. This Agreement shall inure to the benefit of the Indemnified Parties and their respective successors, permitted assigns, heirs and legal representatives forever. The Indemnified Parties shall have the right to assign or transfer their rights under this Agreement in connection with any assignment of the Loan and the Loan Documents. Any assignee or transferee of Indemnitee (and the other Indemnified Parties) shall be entitled to all the benefits afforded to Indemnitee (and the other Indemnified Parties) under this Agreement. No Indemnitor shall have the right to assign or transfer its rights or obligations under this Agreement without the prior written consent of Indemnitee, unless otherwise permitted by the Loan Agreement, and any attempted assignment without such consent shall be null and void.
22.    Release of Liability. Any one or more parties liable upon or in respect of this Agreement may be released without affecting the liability of any party not so released.
23.    Rights Cumulative. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies which Indemnitee has under the Note, the Mortgage, the Loan Agreement, the Assumption Agreement or the other Loan Documents or would otherwise have at law or in equity.
24.    Inapplicable Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement, unless such continued effectiveness of this Agreement, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.
25.    Governing Law; Jurisdiction; Service of Process.
(a)    THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY EACH INDEMNITOR AND ACCEPTED BY INDEMNITEE IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTE WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION RELATED HERETO, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE

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Berkadia Loan No. 01-0085683 & 01-0086643
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(WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH INDEMNITOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT AND/OR THE OTHER LOAN DOCUMENTS, AND THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
(b)    ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST INDEMNITEE OR ANY INDEMNITOR ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY, AT INDEMNITEE’S OPTION, BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND EACH INDEMNITOR WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND EACH INDEMNITOR HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING.
EACH OF BORROWER, AMERICAN REALTY CAPITAL HOSPITALITY OPERATING PARTNERSHIP, L.P. AND AMERICAN REALTY CAPITAL HOSPITALITY TRUST, INC. DOES HEREBY DESIGNATE AND APPOINT:
CORPORATION SERVICE COMPANY
1180 AVENUE OF THE AMERICAS, SUITE 210
NEW YORK, NY 10036-8401

AND EACH OF WHITEHALL STREET GLOBAL REAL ESTATE LIMITED PARTNERSHIP 2007 AND WHITEHALL PARALLEL GLOBAL REAL ESTATE LIMITED PARTNERSHIP 2007 DOES HEREBY DESIGNATE AND APPOINT:
C T CORPORATION SYSTEM
111 EIGHTH AVENUE
NEW YORK, NEW YORK 10011

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND EACH INDEMNITOR AGREES THAT SERVICE OF PROCESS UPON SUCH RESPECTIVE AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID

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Environmental Indemnity Agreement
Berkadia Loan No. 01-0085683 & 01-0086643
117611427_7

SERVICE MAILED OR DELIVERED TO SUCH INDEMNITOR IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON SUCH INDEMNITOR IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. EACH INDEMNITOR (I) SHALL GIVE PROMPT NOTICE TO INDEMNITEE OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS AND WHICH SUBSTITUTE AGENT SHALL AT ALL TIMES BE THE SAME AGENT AS AUTHORIZED BY BORROWER UNDER THE LOAN AGREEMENT), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF THE INDEMNIFIED PARTIES TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST INDEMNITORS IN ANY OTHER JURISDICTION.
26.    Miscellaneous.
(a)    Wherever pursuant to this Agreement (i) Indemnitee (or any other Indemnified Party) exercises any right given to it to approve or disapprove any matter, (ii) any arrangement or term is to be satisfactory to Indemnitee (or any other Indemnified Party), or (iii) any other decision or determination is to be made by Indemnitee (or any other Indemnified Party), the decision of Indemnitee (or such other Indemnified Party) to approve or disapprove such matter, all decisions that arrangements or terms are satisfactory or not satisfactory to Indemnitee (or such other Indemnified Party) and all other decisions and determinations made by Indemnitee (or such other Indemnified Party), shall be in the sole and absolute discretion of Indemnitee (or such other Indemnified Party) and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.
(b)    Wherever pursuant to this Agreement it is provided that any Indemnitor pay any costs and expenses, such costs and expenses shall include, but not be limited to, reasonable out-of-pocket legal fees and disbursements of Indemnitee and the other Indemnified Parties, whether incurred by retained outside law firms, or as reimbursements for the expenses of in-house legal staff, or otherwise.
27.    Joint and Several Liability. The obligations and liabilities of the Indemnitors hereunder are joint and several.
28.    Recitals. The recitals hereof are a part hereof, form a basis for this Agreement and shall be considered prima facie evidence of the facts and documents referred to therein.
29.    California State Specific Provisions.

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Environmental Indemnity Agreement
Berkadia Loan No. 01-0085683 & 01-0086643
117611427_7

(a)    Environmental Provisions. To the extent California law applies, nothing herein shall be deemed to limit the right of Indemnitee to recover in accordance with California Code of Civil Procedure Section 736 (as such Section may be amended from time to time), any out-of-pocket costs, expenses, liabilities or damages, including reasonable attorneys’ fees and costs, incurred by Indemnitee and arising from any covenant, obligation, liability, representation or warranty contained in any indemnity agreement given to Indemnitee, or any order, consent decree or settlement relating to the cleanup of Hazardous Substances or any other “environmental provision” (as defined in such Section 736) relating to any Individual Property or any portion thereof or the right of Indemnitee to waive, in accordance with the California Code of Civil Procedure Section 726.5 (as such Section may be amended from time to time), the security of the Mortgage as to any parcel of any Individual Property that is “environmentally impaired” or is an “affected parcel” (as such terms are defined in such Section 726.5), and as to any personal property attached to such parcel, and thereafter to exercise against any one or both Borrowers, to the extent permitted by such Section 726.5, the rights and remedies of any unsecured creditor, including reduction of Indemnitee’s claim against such Borrower or Borrowers to judgment, and any other rights and remedies permitted by law.
(b)    Additional Indemnitor Waivers. To the extent California law applies, in addition to and not in lieu of any other provisions of this Agreement, each Indemnitor represents, warrants and covenants as follows:
(i)    The obligations of each Indemnitor under this Agreement shall be performed without demand by Indemnitee and shall be unconditional irrespective of the genuineness, validity, regularity or enforceability of any of the Loan Documents, and without regard to any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or a guarantor. Each Indemnitor hereby waives any and all benefits and defenses under California Civil Code Section 2810 and agrees that by doing so such Indemnitor shall be liable even if any one or more of the Borrowers had no liability at the time of execution of the Loan Documents, or thereafter ceases to be liable. Each Indemnitor hereby waives any and all benefits and defenses under California Civil Code Section 2809 and agrees that by doing so such Indemnitor’s liability may be larger in amount and more burdensome than that of any one or more of the Borrowers. Each Indemnitor hereby waives the benefit of all principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Agreement and agrees that such Indemnitor’s obligations shall not be affected by any circumstances, whether or not referred to in this Agreement which might otherwise constitute a legal or equitable discharge of a surety or a guarantor. Each Indemnitor hereby waives the benefits of any right of discharge under any and all statutes or other laws relating to guarantors or sureties and any other rights of sureties and guarantors thereunder.
(ii)    In accordance with Section 2856 of the California Civil Code, each Indemnitor hereby waives all rights and defenses arising out of an election of remedies by Indemnitee even though that election of remedies, such as a nonjudicial foreclosure with respect to security for guaranteed obligations, has destroyed or otherwise impaired such Indemnitor’s rights of subrogation and reimbursement against the principal by the operation

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Environmental Indemnity Agreement
Berkadia Loan No. 01-0085683 & 01-0086643
117611427_7

of Section 580d of the California Code of Civil Procedure or otherwise. Each Indemnitor hereby authorizes and empowers Indemnitee to exercise, in its sole and absolute discretion, any right or remedy, or any combination thereof, which may then be available, since it is the intent and purpose of each Indemnitor that the obligations under this Agreement shall be absolute, independent and unconditional under any and all circumstances. Specifically, and without in any way limiting the foregoing, each Indemnitor hereby waives any rights of subrogation, indemnification, contribution or reimbursement arising under Sections 2846, 2847, 2848 and 2849 of the California Civil Code or any other right of recourse to or with respect to any Borrower (unless a Permitted Direct Assumption shall have occurred in accordance with the Loan Agreement), any general partner, member or other constituent of any Borrower (unless a Permitted Direct Assumption shall have occurred in accordance with the Loan Agreement), any other person obligated to Indemnitee with respect to matters set forth herein, or the assets or property of any of the foregoing (unless a Permitted Direct Assumption shall have occurred in accordance with the Loan Agreement) or to any collateral for the Loan until the Obligations have been indefeasibly paid and satisfied in full, all obligations owed to Indemnitee under the Loan Documents have been fully performed, and Indemnitee has released, transferred or disposed of all its right, title and interest in such collateral or security, and there has expired the maximum possible period thereafter during which any payment made by any Borrower or others to Indemnitee with respect to the Obligations could be deemed a preference under the United States Bankruptcy Code. In connection with the foregoing, subject to the foregoing limitations, each Indemnitor expressly waives any and all rights of subrogation against each Borrower, and each Indemnitor hereby waives any rights to enforce any remedy which Indemnitee may have against any Borrower and any right to participate in any collateral for the Loan. Each Indemnitor recognizes that, pursuant to Section 580d of the California Code of Civil Procedure, Indemnitee’s realization through nonjudicial foreclosure upon any real property constituting security for any Borrower’s obligations under the Loan Documents could terminate any right of Indemnitee to recover a deficiency judgment against one or more of the Borrowers, thereby terminating subrogation rights which such parties otherwise might have against such Borrower or Borrowers. In the absence of an adequate waiver, such a termination of subrogation rights could create a defense to enforcement of this Agreement against such parties. Each Indemnitor hereby unconditionally and irrevocably waives any such defense.
(iii)    In addition to and without in any way limiting the foregoing, each Indemnitor hereby subordinates any and all indebtedness of each Borrower now or hereafter owed to any Indemnitor to all the indebtedness of the Borrowers to Indemnitee and agrees with Indemnitee that until either (x) a Permitted Direct Assumption has been consummated in accordance with the Loan Agreement or (y) the Obligations have been indefeasibly paid and satisfied in full, all obligations owed to Indemnitee under the Loan Documents have been fully performed, and Indemnitee has released, transferred or disposed of all its right, title and interest in such collateral or security, and there has expired the maximum possible period thereafter during which any payment made by any Borrower or others to Indemnitee with respect to the Obligations could be deemed a preference under the United States Bankruptcy Code, no Indemnitor shall demand or accept any payment of principal or interest

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Environmental Indemnity Agreement
Berkadia Loan No. 01-0085683 & 01-0086643
117611427_7

from any Borrower, claim any offset or other reduction of any Indemnitor’s obligations hereunder because of any such indebtedness and shall not (even following a Permitted Direct Assumption) take any action to obtain any of the collateral for the Loan. If any amount shall nevertheless be paid to an Indemnitor by any Borrower or another guarantor prior to payment in full of the Guaranteed Obligations (as defined in the Guaranty), such amount shall be held in trust for the benefit of Indemnitee and shall forthwith be paid to Indemnitee to be credited and applied to the Guaranteed Obligations, whether matured or unmatured. Further, no Indemnitor shall have any right of recourse against Indemnitee by reason of any action Indemnitee may take or omit to take under the provisions of this Agreement or under the provisions of any of the Loan Documents. Without limiting the generality of the foregoing, each Indemnitor hereby waives, to the fullest extent permitted by law, diligence in collecting the Obligations, presentment, demand for payment, protest, all notices with respect to the Note, this Agreement, or any other Loan Document which may be required by statute, rule of law or otherwise to preserve Indemnitee’s rights against such Indemnitor under this Agreement, including, but not limited to, notice of acceptance, notice of any amendment of the Loan Documents, notice of the occurrence of any default, notice of intent to accelerate, notice of acceleration, notice of dishonor, notice of foreclosure, notice of protest, and notice of the incurring by any Borrower of any obligation or indebtedness.
(iv)    Without limiting the foregoing, but subject to the same limitations set forth above, each Indemnitor waives (i) all rights of subrogation, reimbursement, indemnification, and contribution and any other rights and defenses that are or may become available to any Indemnitor by reason of California Civil Code Sections 2787 to 2855, inclusive, including any and all rights or defenses such Indemnitor may have by reason of protection afforded to any Borrower with respect to any of the obligations of any Indemnitor under this Agreement by reason of a nonjudicial foreclosure or pursuant to the antideficiency or other laws of the State of California limiting or discharging such Borrower’s Obligations. Without limiting the generality of the foregoing, each Indemnitor hereby expressly waives any and all benefits under (i) California Code of Civil Procedure Section 580a (which Section, if such Indemnitor had not given this waiver, would otherwise limit such Indemnitor’s liability after a nonjudicial foreclosure sale to the difference between the obligations of such Indemnitor under this Agreement and the fair market value of the property or interests sold at such nonjudicial foreclosure sale), (ii) California Code of Civil Procedure Sections 580b and 580d (which Sections, if such Indemnitor had not given this waiver, would otherwise limit Indemnitee’s right to recover a deficiency judgment with respect to purchase money obligations and after a nonjudicial foreclosure sale, respectively), and (iii) California Code of Civil Procedure Section 726 (which Section, if such Indemnitor had not given this waiver, among other things, would otherwise require Indemnitee to exhaust all of its security before a personal judgment could be obtained for a deficiency). Notwithstanding any foreclosure of the lien of the Mortgage, whether by the exercise of the power of sale contained therein, by an action for judicial foreclosure or by Indemnitee’s acceptance of a deed in lieu of foreclosure, each Indemnitor shall remain bound under this Agreement (other than as set forth in Section 9 or Section 10.

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Environmental Indemnity Agreement
Berkadia Loan No. 01-0085683 & 01-0086643
117611427_7

(v)    Likewise, each Indemnitor waives (i) any and all rights and defenses available to such Indemnitor under California Civil Code Sections 2899 and 3433; (ii) any rights or defenses such Indemnitor may have with respect to its obligations as a guarantor by reason of any election of remedies by Indemnitee; and (iii) all rights and defenses that such Indemnitor may have because Borrowers’ debt is secured by real property. This means, among other things, that Indemnitee may collect from Indemnitors without first foreclosing on any real or personal property collateral pledged by any Borrower, and that if Indemnitee forecloses on any real property collateral pledged by any Borrower (A) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (B) Indemnitee may collect from Indemnitors even if Indemnitee, by foreclosing on the real property collateral, has destroyed any rights Indemnitors may have to collect from such Borrower or Borrowers. This is an unconditional and irrevocable waiver of any rights and defenses any Indemnitor may have because Borrowers’ debt evidenced by the Note is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.
The provisions of this Section 29(b) shall survive any satisfaction and discharge of any one or more of the Borrowers by virtue of any payment, court order or any applicable law, except the indefeasible payment in full of the Debt.
30.    Unsecured Obligations. Indemnitors hereby acknowledge that Lender’s appraisal of the Properties is such that Lender is not willing to accept the consequences of the inclusion of Indemnitors’ indemnity set forth herein among the obligations secured by the Mortgage and the other Loan Documents and that Lender would not enter into the Loan Agreement but for the unsecured personal liability undertaken by Indemnitors herein. Indemnitors further hereby acknowledge that even though the representations, warranties, covenants or agreements of Indemnitors contained herein may be identical or substantially similar to representations, warranties, covenants or agreements of Indemnitors set forth in the Loan Agreement, the Assumption Agreement and/or the Mortgage and secured thereby, the obligations of Indemnitors under this Agreement are not secured by the lien of the Mortgage or the security interests or other collateral described in the Mortgage or the other Loan Documents, it being the intent of Lender to create separate obligations of Indemnitors hereunder which can be enforced against Indemnitors without regard to the existence of the Mortgage, the Loan Agreement, the Assumption Agreement or the other Loan Documents or the liens or security interests created therein.
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Berkadia Loan No. 01-0085683 & 01-0086643
117611427_7

IN WITNESS WHEREOF, this Agreement has been executed by Indemnitors and is effective as of the day and year first above written.
INDEMNITORS:

ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a
Delaware limited liability company

By: /s/ Jonathan Mehlman_______________________
Name: Jonathan Mehlman
Title: CEO and President

ARC HOSPITALITY PORTFOLIO I BHGL OWNER, LLC, a Delaware limited liability company

By: /s/ Jonathan Mehlman_______________________
Name: Jonathan Mehlman
Title: CEO and President

ARC HOSPITALITY PORTFOLIO I PXGL OWNER, LLC, a Delaware limited liability company

By: /s/ Jonathan Mehlman_______________________
Name: Jonathan Mehlman
Title: CEO and President

ARC HOSPITALITY PORTFOLIO I GBGL OWNER, LLC, a Delaware limited liability company

By: /s/ Jonathan Mehlman_______________________
Name: Jonathan Mehlman
Title: CEO and President

[SIGNATURES CONTINUE ON NEXT PAGE]

Environmental Indemnity Agreement
Berkadia Loan No. 01-0085683 & 01-0086643

ARC HOSPITALITY PORTFOLIO I NFGL OWNER, LLC, a Delaware limited liability company

By: /s/ Jonathan Mehlman_______________________
Name: Jonathan Mehlman
Title: CEO and President

ARC HOSPITALITY PORTFOLIO I MBGL 1000 OWNER, LLC, a Delaware limited liability company

By: /s/ Jonathan Mehlman_______________________
Name: Jonathan Mehlman
Title: CEO and President

ARC HOSPITALITY PORTFOLIO I MBGL 950 OWNER, LLC, a Delaware limited liability company

By: /s/ Jonathan Mehlman_______________________
Name: Jonathan Mehlman
Title: CEO and President

ARC HOSPITALITY PORTFOLIO I NTC OWNER, LP, a Delaware limited partnership

By:     ARC Hospitality Portfolio I NTC Owner GP,
LLC, its general partner

By: /s/ Jonathan Mehlman_____________
Name: Jonathan Mehlman
Title: CEO and President

ARC HOSPITALITY PORTFOLIO I DLGL OWNER, LP, a Delaware limited partnership

By:     ARC Hospitality Portfolio I NTC Owner GP,
LLC, its general partner

By: /s/ Jonathan Mehlman________________
Name: Jonathan Mehlman
Title: CEO and President

[SIGNATURES CONTINUE ON NEXT PAGE]

Environmental Indemnity Agreement
Berkadia Loan No. 01-0085683 & 01-0086643

ARC HOSPITALITY PORTFOLIO I SAGL OWNER, LP, a Delaware limited partnership

By:     ARC Hospitality Portfolio I NTC Owner GP,
LLC, its general partner

By: /s/ Jonathan Mehlman____________________
Name: Jonathan Mehlman
Title: CEO and President

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Environmental Indemnity Agreement
Berkadia Loan No. 01-0085683 & 01-0086643

WHITEHALL STREET GLOBAL REAL ESTATE LIMITED PARTNERSHIP 2007,
a Delaware limited partnership

By:    WH Advisors, L.L.C. 2007,
a Delaware limited liability company
Its: General Partner

By: /s/ Peter Weidman
Name: Peter Weidman
Title: Peter Weidman

WHITEHALL PARALLEL GLOBAL REAL ESTATE LIMITED PARTNERSHIP 2007,
a Delaware limited partnership

By:    WH Parallel Advisors, L.L.C. 2007,
a Delaware limited liability company
Its: General Partner

By: /s/ Peter Weidman
Name: Peter Weidman
Title: Peter Weidman

[SIGNATURES CONTINUE ON NEXT PAGE]

Environmental Indemnity Agreement
Berkadia Loan No. 01-0085683 & 01-0086643

AMERICAN REALTY CAPITAL HOSPITALITY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	American Realty Capital Hospitality Trust, Inc., a Maryland corporation, its general partner

By: /s/ Jonathan Mehlman____________________
Name: Jonathan Mehlman
Title: CEO and President

AMERICAN REALTY CAPITAL HOSPITALITY TRUST, INC., a Maryland corporation

By: /s/ Jonathan Mehlman____________________
Name: Jonathan Mehlman
Title: CEO and President

Environmental Indemnity Agreement
Berkadia Loan No. 01-0085683 & 01-0086643